Exhibit 99.1

FOR IMMEDIATE RELEASE

ATTENTION: FINANCIAL AND BUSINESS EDITORS

Contact:	John H. Watt, Jr., President and CEO
Scott A. Kingsley, Executive Vice President and CFO
NBT Bancorp Inc.
52 South Broad Street
Norwich, NY 13815
607-337-6589

NBT BANCORP INC. RECEIVES REGULATORY APPROVAL, ANNOUNCES DATE

FOR MERGER WITH SALISBURY BANCORP, INC.

NORWICH, NY (July 10, 2023) (GLOBE NEWSWIRE) – NBT Bancorp Inc. (“NBT” or the “Company”) (NASDAQ: NBTB) announced that it has received regulatory approval to complete the proposed merger of Salisbury Bancorp, Inc. (“Salisbury”) with and into NBT and Salisbury Bank and Trust Company (“Salisbury Bank”) with and into NBT Bank, National Association (“NBT Bank”) (the “Merger”). The Office of the Comptroller of the Currency and the Connecticut State Banking Department both approved the Merger, and NBT received an application waiver from the Federal Reserve Bank of New York.

The Merger is expected to close on August 11, 2023, subject to the satisfaction of customary closing conditions. A weekend systems conversion will follow with locations of Salisbury Bank opening as NBT Bank offices on August 14, 2023.

“Our integration team, made up of employees from Salisbury and NBT, has worked diligently since our announcement to plan a successful transition for Salisbury customers. The team is poised and ready to execute our plan in the weeks ahead,” said NBT President and Chief Executive Officer John H. Watt, Jr. “We are pleased to have received the required approvals that will enable NBT to welcome new customers, employees and shareholders from Salisbury. Through our integration, we will bring together two high-quality community banks and offer Salisbury customers a larger branch network and a broader variety of financial services.”

On December 5, 2022, NBT and Salisbury entered into an Agreement and Plan of Merger pursuant to which Salisbury will merge with and into NBT in an all-stock transaction. Salisbury shareholders approved the proposed merger on April 12, 2023. Salisbury is a premier community bank franchise headquartered in Lakeville, CT. Its primary subsidiary, Salisbury Bank, is a Connecticut-chartered consumer and commercial bank with 13 banking offices in northwestern Connecticut, the Hudson Valley region of New York, and southwestern Massachusetts.

Corporate Overview

NBT Bancorp is a financial holding company headquartered in Norwich, NY, with total assets of $11.84 billion at March 31, 2023. The Company primarily operates through NBT Bank, N.A., a full-service community bank, and through two financial services subsidiaries. NBT Bank, N.A. has 140 banking locations in New York, Pennsylvania, Vermont, Massachusetts, New Hampshire, Maine and Connecticut. EPIC Advisors, Inc. is a national benefits administration firm. NBT Insurance Agency, LLC, is a full-service regional insurance agency.

Forward Looking Statements

This communication contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about NBT and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding NBT’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to NBT, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of NBT and Salisbury may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (5) diversion of management’s attention from ongoing business operations and opportunities; (6) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all or to successfully integrate Salisbury’s operations and those of NBT; (7) such integration may be more difficult, time consuming or costly than expected; (8) revenues following the proposed transaction may be lower than expected; (9) NBT’s and Salisbury’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (10) the dilution caused by NBT’s issuance of additional shares of its capital stock in connection with the proposed transaction; (11) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (12) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in NBT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in subsequent filings with the SEC.

Forward-looking statements speak only as of the date they are made. NBT does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, NBT has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a proxy statement of Salisbury that also constitutes a prospectus of NBT (the “proxy statement/prospectus”), which proxy statement/prospectus was mailed or otherwise disseminated to Salisbury’s shareholders on or about March 7, 2023. NBT and Salisbury also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBT, SALISBURY AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by NBT and Salisbury with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by NBT with the SEC will be available free of charge on NBT’s website at www.nbtbancorp.com or by directing a request to NBT Bancorp Inc., 52 South Broad Street, Norwich, NY 13815, attention: Corporate Secretary, telephone (607) 337-6141. Copies of the documents filed by Salisbury with the SEC will be available free of charge on Salisbury’s website at www.salisburybank.com or by directing a request to Salisbury Bancorp, Inc., 5 Bissell Street, P.O. Box 1868, Lakeville, CT 06039-1868, attention: Secretary, telephone (860) 453-3432.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.